EXHIBIT 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

I, James A. Konrath, Chief Executive Officer of Accredited Mortgage Loan REIT Trust (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) the Annual Report on Form 10-K of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 30, 2005

By:	/S/ JAMES A. KONRATH
James A. Konrath
Chief Executive Officer and
Chairman of the Board

A signed original of this written statement required by Section 906 has been provided to Accredited Mortgage Loan REIT Trust and will be retained by Accredited Mortgage Loan REIT Trust and furnished to the Securities and Exchange Commission or its staff upon request.